SASCO 2005-S1
Credit Risk Manager Report
May 2005

2005 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.


Table of Contents

Section One 	Executive Summary

Section Two 	Prepayment Premium Analysis

Section Three 	Analytics

2005 The Murrayhill Company. All Rights Reserved.


Section One Executive Summary

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S1 Executive Summary May 2005

Transaction Summary
Closing Date: 				03/01/2005
Depositor: 				Structured Asset Securities Corporation
Trustee(s): 				U.S. Bank
Master Servicer: 			Aurora Loan Services Master Servicing
Servicer(s): 				Aurora Loan Services, Chase Home Finance,
					Countrywide, GMAC Mortgage, Ocwen Financial
					Services, Option One Mortgage, Wells Fargo /
					ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s): 			United Guaranty Residential Insurance
					Company
Delinquency Reporting Method: 		OTS1

Collateral Summary
			Closing Date		4/30/2005 2	4/30/2005 as a
								Percentage of Closing
								Date

Collateral Balance	$576,667,450	       $535,069,577	    92.78%
Loan Count		   11,983		  11,260	    93.97%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Data Issue

Murrayhill reported in the May 2005 Executive Summary that because of loan transfers, we were missing data for 30 loans. Murrayhill received data on three of the loans and we are investigating the status of the remaining 27.

Collateral Statistics
					Loan Count		Summed Balances
Repurchases*				   0			      $0
First Payment Default 			   17			   $1,173,670
Early Payment Defaults**		   61			   $4,229,186
Multiple Loans to One Borrower*** 	   N/A			      N/A

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields


Prepayments

Percentage of Prepayment Total Prepayments Beginning Collateral Balance
Remittance Date   Beginning Collateral   Total Prepayments	Percentage of
		        Balance					 Prepayments
5/25/2005	     $549,469,432	    $14,334,337		    2.61
4/25/2005	     $566,374,908	    $16,595,167		    2.93
3/25/2005            $575,135,106	    $8,450,201		    1.47


Prepayment Premium Analysis

Murrayhill Recoveries: $4,283

In the 4/25/2005 remittance, the master servicer did not remit a premium to the trust that was collected by the servicer for loan number 6100408. Murrayhill asked the master servicer why no penalty was remitted and subsequently is was remitted in the 5/25/2005 distribution. The premium remitted for this loan was $515. This amount is included in the total amount remitted to the P Class for the 5/25/2005 distribution. Additionally, in the 4/25/2005 distribution, another servicer did not remit premiums for any loans. Murrayhill asked the servicer why no prepayment premiums were remitted in the 4/25/2005 distribution for three specific loans. The servicer responded that it was a data file error and that the premiums would be remitted in future distributions. Murrayhill confirmed that in the 5/25/2005 distribution four loans- one of which did not have an active prepayment premium flag according to origination data provided to Murrayhill - had prepayment premiums totaling $5,728 remitted to the trust. These premiums were for loans that were paid-in-full during the 4/25/2005 disribution. This amount is included in the total amount remitted to the P Class for the 5/25/2005 distribution.

2005 The Murrayhill Company. All Rights Reserved.


Prepayment Premium Issues for the Current Month

In the 5/25/2005 remittance, 42 loans with active prepayment premium flags were paid off. The servicer remitted premiums for 45 loans totaling $98,075.

Loss Analysis

High Loss Amounts and/or High Loss Severities

In the 5/25/2005 remittance, no losses were passed to the trust for this security.

2005 The Murrayhill Company. All Rights Reserved.


Section Two

Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: April 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class				25-May-05	25-Apr-05	25-Mar-05
P Class				$98,075		$56,854		$15,846

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

					Trustee Remittance Date
Servicer			25-May-05	25-Apr-05	25-Mar-05
Total				$97,559		$57,369		$15,846

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 	$98,075
Amount remitted by the servicers: 	$97,559
		*Difference:		   $515

*This difference was caused by the master servicer remitting premiums that were collected, but not remitted in the 4/25/2005 distribution.

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Morgage Data Through: April 30, 2005

Trustee Remittance Date:			25-May-05	25-April-05	25-Mar-05
Loans with Active Prepayment Flags with
Premiums Remitted (A)				42		29		9

Loans without Prepayment Flags with
Premiums Remitted 				3		1		0

Total Loans with Premiums Remitted (B) 		45		30		9

Loans with Active Prepayment Flags (C) 		42		31		9

Loans without Prepayment Flags with
Premiums Remitted				3		0		0

Subtotal (D) 					45		31		9

Premiums Remitted for Loans with Active
Prepayment Flags (A/C) 				100.00%		93.55%		100.00%

Total Loans with Premiums Remitted to
the Subtotal (B/D) 				100.00%		96.77%		100.00%

Total Paid-Off Loans (E) 			281		287		128


Total Loans with Premiums Remitted to
the Total Paid-Off Loans (B/E) 			16.01%		10.45%		7.03%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Reprt for SASCO 2005-S1
Mortgage Data Through: April 30, 2005

									Total
Total Paid-Off Loans with Flags						43
Less Exceptions:
	Loans with Expried Prepayment Clauses (as Stated in the Note)*	1
	Loans that Contained a Clause Allowing Prepayment 		0
	Premiums to be Waived at the Time of Liquidation* 		0
	Loans that were Liquidated from REO Status* 			0
	Loans with Discrepancies between the Data File and the Note* 	0
	Defaulted Liquidated Loans that Could Not Have Premiums
	Collected because of the Acceleration of the Debt* 		0
	Loans that were Liquidated Through Loss Mitigation Efforts* 	0
	Aggregate Paid-Off Loans Report for SASCO 2005-S1

Total Paid-Off Loans with Active Prepayment Flags (C)			42
Other Exeptions:
	Paid-Off Loans that Did Not have Premiums Collected because 	0
	of State Statutes
	Paid-Off Loans with Active Prepayment Flags that Did Not 	0

* These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S1
Mortgage Data Through: April 30, 2005

Loan   Delinq- Origi- PPP  Expiration Payoff  PPP    %of PPP   No PPP,  PPP
Number uency   nation Flag Date       Balance Remit- to Payoff Remitted
Remitted, Comments
       String  Date			      ted    Balance   w/Flag   No Flag

6100408 C00 11/21/2003 3   11/21/2006 $25,758 $515   2%				 This premium was
										collected by the
										servicer for the
										3/31/2005 month-end
										cutoff, but not
										remitted until this
										month.
6101920 C00 10/25/2004 3   10/25/2007 $11,944 $597   5%   			This premium was
										collected by the
										servicer for the
										3/31/2005 month-end
										cutoff, but not
										remitted until this
										month.
6101998 C00 10/13/2004 2   10/13/2006 $99,896 $1,997 2%				This premium was
										collected by the
										servicer for the
										3/31/2005 month-end
										cutoff, but not
										remitted until this
										month.
6102003 C00 8/13/2004 2    8/13/2006  $27,308 $1,174 4% 			This
premium was
										collected by the
										servicer for the
										3/31/2005 month-end
										cutoff, but not
										remitted until this
										month.
6100607 C00 7/1/2004  0	   7/1/2004   $51,751 $1,960 4%			6100607
According to the
										origination data
										provided to Murrayhill
										this loan does not
										have a prepayment
										premium flag.
6100649 CC0 7/1/2004  0    7/1/2004   $39,843 $798   2%			6100649
According to the
										origination data
										provided to
Murrayhill
										this loan does not
										have a prepayment
										premium flag.
6100665 CC0 7/1/2004  0    7/1/2004   $17,822 $891   5%                 6100665
According to the
										origination data
										provided to
Murrayhill
										this loan does not
										have a prepayment
										premium flag.
6100762 CC0 6/1/2004  0    6/1/2004   $72,310 $3,251 4% 		6100762
	According to the
										origination data
										provided to
Murrayhill
										this loan does not
										have a prepayment
										premium flag.
6100531 CC0 8/1/2004  1    8/1/2005   $24,820 $720   3%
6100632 CC0 8/1/2004  1	   8/1/2005   $113,293 $3,626 3%
6110267 CC0 8/1/2004  2    8/1/2005   $37,139 $1,734 5%
6111129 CC0 7/15/2004 2    7/15/2006  $52,777 $2,404 5%
6105023 360 9/3/2004  2    9/3/2006   $55,874 $2,434 4%
6103367 CC0 9/14/2004 2    9/14/2006  $35,051 $1,645 5%
6109139 CC0 9/17/2004 2    9/17/2006  $68,656 $1,365 2%
6102927 CC0 9/20/2004 2    9/20/2006  $38,833 $755   2%
6103664 CC0 9/22/2004 2    9/22/2006  $63,624 $2,492 4%
6102965 CC0 9/23/2004 2    9/23/2006  $58,704 $1,130 2%
6104298 CC0 9/27/2004 2    9/27/2006  $61,869 $2,540 4%
6102190 CC0 9/28/2004 2    9/28/2006  $45,838 $1,744 4%
6109143 CC0 9/29/2004 2    9/29/2006  $32,390 $643   2%
6103944 CC0 9/30/2004 2    9/30/2006  $43,530 $848   2%
6102915 CC0 9/30/2004 2    9/30/2006  $40,360 $1,783 4%
6102313 CC0 9/30/2004 2    9/30/2006  $97,654 $3,712 4%
6102347 CC0 9/30/2004 2    9/30/2006  $126,068 $5,040 4%
6103840 CC0 9/30/2004 2    9/30/2006  $21,543 $417   2%
6103339 CC0 10/1/2004 2    10/1/2006  $30,079 $1,281 4%
6103000 CC0 10/1/2004 2    10/1/2006  $43,613 $2,454 6%
6102359 CC0 10/7/2004 2    10/7/2006  $137,513 $5,228 4%
6103676 CC0 10/7/2004 2    10/7/2006  $49,538 $2,006 4%
6103618 CC0 10/13/2004 2   10/13/2006 $49,842 $970   2%
6103919 CC0 10/14/2004 2   10/14/2006 $31,045 $1,180 4%
6104339 CC0 10/14/2004 2   10/14/2006 $43,888 $1,675 4%
6102799 CC0 10/19/2004 2   10/19/2006 $41,627 $1,627 4%
6102715 CC0 10/20/2004 2   10/20/2006 $57,844 $2,571 4%
6102504 CC0 10/20/2004 2   10/20/2006 $36,807 $1,398 4%
6102599 CC0 10/26/2004 2   10/26/2006 $71,185 $2,706 4%
6102583 CC0 10/27/2004 2   10/27/2006 $66,742 $2,403 4%
6100140 C0 10/29/2004 2    10/29/2006 $27,748 $1,047 4%
6100225 C0 11/30/2004 2    11/30/2006 $46,913 $1,954 4%
6100294 C0 12/3/2004 2     12/3/2006  $69,421 $2,753 4%
6108811 60 6/16/2004 3     6/16/2007  $33,983 $1,587 5%
6108787 CC0 7/30/2004 3    7/30/2007  $25,204 $995   4%
6110320 CC0 9/8/2004 3     9/8/2007   $63,815 $2,760 4%
6111136 CC0 9/20/2004 3    9/20/2007  $95,785 $4,696 5%
6104377 CC0 9/24/2004 3    9/24/2007  $49,826 $2,050 4%
6104397 CC0 10/4/2004 3    10/4/2007  $36,703 $1,439 4%
6101919 CC0 10/8/2004 3    10/8/2007  $26,656 $934   4%
6104188 CC0 10/14/2004 3   10/14/2007 $113,202 $4,020 4%
6103451 CC0 10/15/2004 3   10/15/2007 $57,752 $2,126 4%

2005 The Murrayhill Company. All Rights Reserved.


Section Three

Analytics

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: May 31, 2005
FICO        Delinquency        Percentage
550        Current        0
570        Current        0
580        Current        0.002
580        Delinquent        0.016
590        Current        0.005
590        Delinquent        0.01
590        Paid Off        0.006
600        Current        0.017
600        Delinquent        0.037
600        Paid Off        0.015
610        Current        0.028
610        Delinquent        0.105
610        Paid Off        0.02
620        Current        0.044
620        Delinquent        0.099
620        Paid Off        0.03
630        Current        0.06
630        Delinquent        0.073
630        Paid Off        0.033
640        Current        0.062
640        Delinquent        0.099
640        Paid Off        0.055
650        Current        0.061
650        Delinquent        0.058
650        Paid Off        0.062
660        Current        0.07
660        Delinquent        0.063
660        Paid Off        0.075
670        Current        0.077
670        Delinquent        0.079
670        Paid Off        0.08
680        Current        0.082
680        Delinquent        0.063
680        Paid Off        0.078
690        Current        0.08
690        Delinquent        0.052
690        Paid Off        0.084
700        Current        0.068
700        Delinquent        0.042
700        Paid Off        0.085
710        Current        0.061
710        Delinquent        0.037
710        Paid Off        0.071
720        Current        0.057
720        Delinquent        0.042
720        Paid Off        0.051
730        Current        0.048
730        Delinquent        0.026
730        Paid Off        0.048
740        Current        0.041
740        Delinquent        0.031
740        Paid Off        0.046
750        Current        0.037
750        Delinquent        0.026
750        Paid Off        0.039
760        Current        0.031
760        Delinquent        0.016
760        Paid Off        0.048
770        Current        0.027
770        Delinquent        0.01
770        Paid Off        0.025
780        Current        0.02
780        Delinquent        0.01
780        Paid Off        0.026
790        Current        0.012
790        Delinquent        0.005
790        Paid Off        0.012
800        Current        0.008
800        Paid Off        0.006
810        Current        0.002
810        Paid Off        0.004
820        Current        0.001

Status        # of Loans        Average        Std. Deviation
Current        10,406        686        47.782
Delinquent        191        662        47.512
Paid Off        1,020        692        46.505
Total:        11,617

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2005
LTV        Delinquency        Percentage
0        Current        0.002
0        Paid Off        0.008
0.1        Paid Off        0.292
0.1        Current        0.2
0.1        Delinquent        0.131
0.2        Current        0.759
0.2        Paid Off        0.655
0.2        Delinquent        0.796
0.3        Paid Off        0.044
0.3        Delinquent        0.068
0.3        Current        0.038
0.4        Paid Off        0.001
0.4        Delinquent        0.005
0.4        Current        0.001
0.5        Current        0

Status        # of Loans        Average        Std. Deviation
Current        10,406        0.959        0.061
Delinquent        191        0.974        0.05
Paid Off        1,020        0.932        0.082
Total:        11,617

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: May 31, 2005
Balance        Delinquency        Percentage
0        Current        0
10000        Current        0.046
10000        Delinquent        0.021
20000        Current        0.209
20000        Delinquent        0.204
30000        Current        0.221
30000        Delinquent        0.199
40000        Current        0.135
40000        Delinquent        0.136
50000        Current        0.099
50000        Delinquent        0.058
60000        Current        0.076
60000        Delinquent        0.063
70000        Current        0.061
70000        Delinquent        0.073
80000        Current        0.037
80000        Delinquent        0.063
90000        Current        0.034
90000        Delinquent        0.052
100000        Current        0.024
100000        Delinquent        0.021
110000        Current        0.017
110000        Delinquent        0.031
120000        Current        0.014
120000        Delinquent        0.016
130000        Current        0.007
130000        Delinquent        0.01
140000        Current        0.005
150000        Current        0.004
150000        Delinquent        0.016
160000        Current        0.002
160000        Delinquent        0.005
170000        Current        0.002
170000        Delinquent        0.005
180000        Current        0.002
190000        Current        0
190000        Delinquent        0.005
200000        Current        0.002
200000        Delinquent        0.01
210000        Current        0
220000        Current        0
230000        Current        0
240000        Current        0
250000        Current        0
250000        Delinquent        0.005
270000        Current        0
280000        Current        0
300000        Current        0
310000        Current        0
330000        Current        0
350000        Delinquent        0.005
400000        Current        0
490000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        10,406        46,794.25        32,231.56
Delinquent        191        56,102.50        45,533.16
Total:        10,597

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0
120        Paid Off        0.001
180        Current        0.603
180        Paid Off        0.626
180        Delinquent        0.618
240        Delinquent        0.042
240        Current        0.019
240        Paid Off        0.019
360        Delinquent        0.34
360        Paid Off        0.354
360        Current        0.378

# of Loans        Other        120        180        240        360
11,617        0        5        7,037        220        4355

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.239
Investment Home        Delinquent        0.11
Investment Home        Paid Off        0.346
Primary Home        Current        0.735
Primary Home        Delinquent        0.88
Primary Home        Paid Off        0.619
Second Home        Current        0.026
Second Home        Delinquent        0.01
Second Home        Paid Off        0.035

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
(Unknown)        5,643        248,933,108.96        44,113.61        31,560.45
Fixed        5,974        248,723,463.74        41,634.33        35,750.44
Total:        11,617        497,656,572.70

Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data through: May 31, 2005


Origination Statistics	Current Loans	Delinquent Loans	Paid Off Loans
Number of Loans: 	11,983	Number of Loans: 	10,406	Number of Loans:
	191	Number of Loans: 	1,020

Purpose	Number	Percentage	Purpose	Number	Percentage	Purpose
	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance	1,248	10.4%	Cash-out refinance	1,088	10.5%	Cash-out
refinance	14	7.3%	Cash-out refinance	118	11.6%
Purchase	10,139	84.6%	Purchase	8,806	84.6%	Purchase	172	90.1%
	Purchase	856	83.9%
Rate/term 	532	4.4%	Rate/term 	482	4.6%	Rate/term 	4	2.1%
	Rate/term 	40	3.9%
Home 	0	0.0%	Home 	0	0.0%	Home 	0	0.0%	Home 	0	0.0%
Other	64	0.5%	Other	30	0.3%	Other	1	0.5%	Other	6	0.6%

Total	11,983	100%	Total	10,406	100%	Total	191	100%	Total	1,020
	100%

 2005 The Murrayhill Company.  All Rights Reserved.


SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: May 31, 2005
Ownership Type        Delinquency        Percentage
Investment Home        Current        0.239
Investment Home        Delinquent        0.11
Investment Home        Paid Off        0.346
Primary Home        Current        0.735
Primary Home        Delinquent        0.88
Primary Home        Paid Off        0.619
Second Home        Current        0.026
Second Home        Delinquent        0.01
Second Home        Paid Off        0.035

Title        # of Loans
Investment Home        2,866
Primary Home        8,447
Second Home        304
Total:        11,617

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
2/28/2005        2841029.21        982004.78        0        0        0
3/31/2005        4616130.66        2333432.97        1448319.82        30310.02
      0
4/30/2005        3581337.99        2613406.91        2758607.1        586894.38
      0
5/31/2005        4236448.21        1628746.3        3327720.34        1522663.09
       0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
2/28/2005        46        14        0        0        0
3/31/2005        95        37        20        1        0
4/30/2005        69        47        41        8        0
5/31/2005        86        35        50        20        0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA
   12-Month MA
5/31/2005        6/25/2005        33.64%        30.39%
4/30/2005        5/25/2005        27.28%
3/31/2005        4/25/2005        30.10%
2/28/2005        3/25/2005        16.38%

Copyright 2005, The Murrayhill Company. All rights reserved.